WYETH
                             STOCK OPTION AGREEMENT
                              (Transferable Option)

                                     UNDER:  [YEAR] STOCK INCENTIVE PLAN

                                     DATED:

                                     OPTION PRICE:

                                     INCENTIVE STOCK OPTION SHARES:

                                     NON-QUALIFIED STOCK OPTION SHARES:

     1. Under the terms and conditions of this Agreement and of the Wyeth (the "Company") Stock Incentive Plan set forth above (the "Plan"), a copy of which is attached hereto and incorporated herein by reference, the Company (at the request of the Company's subsidiary employing Optionee, if applicable) hereby grants to the Optionee an option or options (together, the "Option") to purchase the number of shares of the Company's Common Stock as specified above ("Option Shares") at the option price also above specified. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Plan.

     2. This Option may be exercised, in whole or in part from time to time in any whole number of Option Shares, upon and after the earlier of (i) in the case of the Incentive Stock Option, if any, and Non-Qualified Stock Option, respectively, with respect to one-third of the Option Shares (rounded down), the date that is one year from the date of grant of this Option, with respect to an additional one-third of the Option Shares (rounded down), the date that is two years from the date of grant of this Option and, with respect to the remaining one-third of the Option Shares, the date that is three years from the date of grant of this Option, or (ii) the date of the death, Disability or Retirement (each as defined in the Plan) of Optionee. Option exercises are subject, however, to the provisions of Section 5 of the Plan which generally requires that at the time of exercise (or, in the case of an event described in clause
(ii), the date of termination of Optionee's employment with the Company and its subsidiaries) Optionee is or was employed by the Company or one or more of its subsidiaries and has been continuously employed by the Company or one or more of its subsidiaries for at least two years and since the date of grant. Once this Option becomes exercisable, it shall remain exercisable until its expiration as described in paragraph 3 below. To the extent Option Shares have been purchased pursuant to the exercise of this Option, such shares shall no longer be available for purchase hereunder. The date after which this Option may be exercised will be accelerated upon a Change in Control of the Company (as defined in the Plan) and upon such occurrence may be cashed out at the discretion of the Compensation and Benefits Committee on the terms described in
Section 9 of the Plan.

     3. This Option shall expire upon the date that is ten years from the date of grant or earlier as provided in Section 5 of the Plan which provides, among other things, that Options shall expire upon the first to occur of the following: (i) immediately upon the date of (A) the termination with the Company and its subsidiaries of Optionee's employment by the Company or any of its subsidiaries because of Optionee's deliberate gross misconduct (as determined by the Compensation and Benefits Committee), (B) Optionee's voluntary termination with the Company and its subsidiaries of employment other than for Disability or Retirement, or (C) Optionee's violation of (x) the noncompetition, or cooperation provisions of Section 5(g) of the Plan, or (y) the undertaking not to deliberately cause substantial harm to the Company as set forth in Section 5(g) of the Plan or (ii) the date that is three months from the date of the termination with the Company and its subsidiaries of Optionee's employment by the Company or any of its subsidiaries for any reason other than death, Disability, Retirement or deliberate gross misconduct (as determined by the Compensation and Benefits Committee).

     4. To the extent any Incentive Stock Option granted hereby becomes exercisable for the first time in the aggregate amount of more than $100,000 (fair market value at time of grant) during any calendar year (including for this purpose any other Incentive Stock Options previously granted to the Optionee by the Company), such excess will be treated as a non-qualified stock option under U.S. federal tax provisions, if applicable. In addition, any such incentive stock option exercised by Optionee after three months after separation from service to the Company (or after one year after total and permanent disability) will be treated as a non-qualified stock option under applicable U.S. federal tax provisions.

     5. In order to exercise this Option, Optionee must either (i) follow the procedures required by the third party processing administrator (the "processing administrator") designated by the Company's Treasurer, or (ii) if Optionee has not been notified of the designation of the processing administrator, send the Company's Treasurer an option exercise notice indicating the number of Option Shares for which the Option is to be exercised at that time and the form in which the certificates are to be registered for Option Shares purchased (in the name of Optionee (or a permitted Transferee (as defined in paragraph 7, below), or in Optionee's name and that of another person(s) as joint tenants with the right of survivorship). At the time of exercise, Optionee shall make payment of the Option Price for the Option Shares being purchased in accordance with the processing administrator's procedures or, if applicable, by submitting to the Company's Treasurer, together with the option exercise notice, such payment in the form of (x) a personal or bank check in U.S. Dollars payable to Wyeth and drawn on or payable at a United States bank, and/or (y) shares of the Company's common stock issued in Optionee's (or permitted Transferee's) name which were either (I) acquired by the Optionee from a person other than the Company or (II) held by the Optionee for at least six months, which shares shall be duly assigned to the Company, or (z) by any other form of consideration which has been approved by the Compensation and Benefits Committee, as and to the extent provided and permitted by Section 5(d) of the Plan. Notwithstanding anything to the contrary herein, the processing administrator, the Company or its subsidiaries shall have the right to deduct from the gross cash proceeds or the number of Option Shares to be delivered upon exercise of this Option or any similar options previously granted by the Company to Optionee such cash or the number of Option Shares, respectively, as may be necessary to satisfy the minimum amount of federal, state or local taxes or other deductions legally required to be withheld before disbursing the net proceeds (less any related administrative fees and expenses) or Option Shares to Optionee or in the alternative such parties may require Optionee to deliver to the processing administrator, the Company or its subsidiaries an amount of cash or number of shares of common stock of the Company to satisfy such fees, expenses and withholding before disbursing the net proceeds or Option Shares to Optionee.

     6. This Agreement and this Option as well as the Company's obligation to sell and deliver Option Shares covered by this Option is subject to all federal, state and other laws, rules and regulations of the United States and/or of the country wherein Optionee resides or is employed. Compliance with any recording, protocolization or registration requirements and payment of any fees or taxes applicable to this Agreement or the transactions it contemplates are the exclusive responsibility of Optionee.

     7. This Option is not transferable or assignable other than by will or by the laws of descent and distribution and may be exercised during Optionee's lifetime only by him or her except that the Optionee may irrevocably transfer all or a portion of the non-qualified stock options represented hereby to (i) the spouse (current or former), children, stepchildren, grandchildren or step-grandchildren of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a general or limited partnership or other entity in which such Immediate Family Members are the only partners or beneficial owners, provided that (x) there may be no consideration for any such transfer, (y) the Optionee submits to the Company an Option Transfer Form duly completed and executed by the Optionee and Transferee in the form attached as Exhibit A hereto, and (z) subsequent transfers shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan the term "Optionee" shall be deemed to include a permitted transferee hereunder (the "Transferee"), provided, however, that (i) the events of death, Disability, Retirement or other termination of employment (and any other provision regarding employment) described in paragraphs 2 and 3 of this Agreement and Sections 5(f) and 5(g) of the Plan shall continue to be applied with respect to the Optionee, and following any such events, the transferred Option shall be exercisable by the Transferee only to the extent, and for the periods specified in the Plan, and
(ii) the cashless exercise program referred to in Section 5(d) of the Plan shall not apply to Transferee unless specifically permitted by the Compensation and Benefits Committee. If such Option is transferred to a Transferee, upon exercise of such Option, if any taxes are withheld from the proceeds remitted (in cash or stock) to Transferee or if the Transferee separately satisfies any withholding tax obligation, the amount of the withholding tax shall be deemed to be a loan from Transferee to Optionee.

     8. After Optionee's death, the Option may be exercised only by Optionee's legal representative or legatee or such other person designated by an appropriate court as the person entitled to make such exercise or, subject to paragraph 7 above, by other Transferees. The Option may be exercised after Optionee's death by any permitted distributee or Transferee only to the extent that Optionee was entitled to exercise it at the time of Optionee's death.

     9. In the event that this Agreement also contains a grant of a Stock Appreciation Right (an "SAR") in connection with the Option, the terms of the SAR shall be governed by the provisions of Section 6 of the Plan, provided, however, that any permitted transfer of an Option, in accordance with paragraph 7 hereof, shall result in the automatic termination of any SARs in tandem with such Option.

     10. Subject to the express provisions of the Plan, this Agreement and the Plan are to be interpreted and administered by the Compensation and Benefits Committee, whose determination will be final.

    11. By signing this Option Agreement, Optionee hereby unambiguously consents to and authorizes the disclosure of information related to the grant of the Option, including without limitation, information regarding Optionee's age, date of birth and details regarding the Option or any similar options previously granted by the Company, to Optionee, the Company, any third-party retained by the Company to administer the exercise of the Option, the Company's subsidiary(ies) currently and/or previously employing Optionee and governmental and regulatory authorities having jurisdiction over this Agreement or the transactions it contemplates. The purpose of the information transfer is to allow Optionee to exercise the Options in accordance with (i) the terms under which they were granted and (ii) applicable laws; the information disclosed will be retained for the period of time necessary to achieve this purpose.


     12. This Agreement shall be governed by the laws of the State of Delaware and in accordance with such federal law as may be applicable.

                                       WYETH

                                       /s/ Robert Essner

                                       President and Chief Executive Officer

Accepted and agreed to:


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Optionee's Signature


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Optionee's Social Security Number

                              OPTION TRANSFER FORM

Reference is made to the Stock Option, Agreement dated _____________________ (the "Agreement"), under which Wyeth (the "Company") granted to the undersigned transferor ("Optionee") non-qualified stock options covering _________________ shares of the Company's Common Stock under the [Year] Stock Incentive Plan (the "Plan"). Capitalized terms used herein without definition are used as defined in the Agreement and the Plan. The Optionee hereby transfers non-qualified stock options covering __________________ shares of the Company's Common Stock (the "Options") granted under the Plan pursuant to the Agreement to the following transferee (the "Transferee"):


Name of person or entity


Social security or tax ID number


Type of entity (if applicable)


Relationship to Optionee


Address

The Optionee and, by its execution of this form, the Transferee, hereby represent and warrant to the Company that the Transferee is a permitted transferee in accordance with paragraph 7 of the Agreement and under Section 5(h) of the Plan. It is understood and agreed by Optionee and Transferee that
(i) the Compensation and Benefits Committee shall be entitled, in its sole discretion, to determine whether such transfer is in accordance with such requirements, and (ii) the Company and the Compensation and Benefits Committee shall be under no obligation to notify the Transferee of the termination date of any Option transferred hereunder.

The Transferee hereby agrees, subject to paragraph 7 of the Agreement, to be bound by all of the terms, conditions and limitations set forth in the Agreement and the Plan binding upon the Optionee under the Agreement, and specifically understands that (i) the events of death, Disability, Retirement or other termination of employment (and any other provisions regarding employment) described in paragraphs 2 and 3 of the Agreement and Sections 5(f) and 5(g) of the Plan shall continue to be applied with respect to the Optionee, and following any such events, the transferred Options shall be exercisable by the Transferee only to the extent, and for the periods specified in the Plan, and
(ii) the Options may not, without the consent of the Compensation and Benefits Committee, be transferred by the Transferee except by will or pursuant to the laws of descent and distribution. The Transferee understands and acknowledges that any shares of Common Stock purchased by the Transferee pursuant to the Options may not be registered under the Securities Act of 1933, as amended, and that such shares may contain a restrictive legend in substantially the form as set forth below (in addition to any legend required under applicable state securities laws):

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

In order to enforce the foregoing, the Company may impose stop-transfer instructions with respect to such securities until such time as the Company is reasonably satisfied that such restrictions are no longer applicable to the sale of such securities.

The Optionee further represents and warrants to the Company and the Transferee that (i) Optionee has delivered to the Transferee a copy of the Agreement and the Plan, (ii) Optionee has consulted with qualified income and estate tax advisors in determining to transfer the Options to the Transferee or waives any such requirement to do so and (iii) Optionee has considered and understands each of the following:

         1.       The transfer to the Transferee is irrevocable.

         2. Optionee will not control the exercise of the Options once they have been transferred.

         3. Optionee is assuming all of the risks and possible consequences associated with the transfer of the Options, and acknowledges that the Company and its representatives are not responsible or liable for any tax, penalty, judgment or outcome resulting from the transfer of the Options.

OPTIONEE:                                   TRANSFEREE:

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